Exhibit 99.1



Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED INCOME
Years Ended September 30

(In millions except per share data)                          2003         2002           2001         2000          1999
-------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues                            $   7,518    $   7,348     $    7,528    $   7,771     $   6,623
Equity income                                                 301          181            755          395           350
Other income                                                   46           47             53           63            88
                                                        ----------   ----------    -----------   ----------    ----------
                                                            7,865        7,576          8,336        8,229         7,061
COSTS AND EXPENSES
Cost of sales and operating expenses                        6,005        5,736          6,016        6,157         5,118
Selling, general and administrative expenses                1,390        1,311          1,249        1,200         1,113
Depreciation, depletion and amortization                      204          208            240          227           219
                                                        ----------   ----------    -----------   ----------    ----------
                                                            7,599        7,255          7,505        7,584         6,450
                                                        ----------   ----------    -----------   ----------    ----------
OPERATING INCOME                                              266          321            831          645           611
Net interest and other financial costs                       (128)        (138)          (175)        (194)         (140)
                                                        ----------   ----------    -----------   ----------    ----------
INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                     138          183            656          451           471
Income taxes                                                  (44)         (68)          (266)        (179)         (188)
                                                        ----------   ----------    -----------   ----------    ----------
INCOME FROM CONTINUING OPERATIONS                              94          115            390          272           283
Results from discontinued operations                          (14)          13             32         (202)            7
                                                        ----------   ----------    -----------   ----------    ----------
INCOME BEFORE CUMULATIVE EFFECT
      OF ACCOUNTING CHANGES                                    80          128            422           70           290
Cumulative effect of accounting changes                        (5)         (11)            (5)           -             -
                                                        ----------   ----------    -----------   ----------    ----------
NET INCOME                                              $      75    $     117     $      417    $      70     $     290
                                                        ==========   ==========    ===========   ==========    ==========

EARNINGS PER SHARE
Basic
      Income from continuing operations                 $    1.37    $    1.67     $     5.60    $    3.84     $    3.85
      Results from discontinued operations                   (.19)         .19            .46        (2.85)          .09
      Cumulative effect of accounting changes                (.08)        (.17)          (.07)           -             -
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $    1.10    $    1.69     $     5.99    $     .99     $    3.94
                                                        ==========   ==========    ===========   ==========    ==========
Diluted
      Income from continuing operations                 $    1.37    $    1.64     $     5.54    $    3.83     $    3.80
      Results from discontinued operations                   (.19)         .19            .45        (2.85)          .09
      Cumulative effect of accounting changes                (.08)        (.16)          (.06)           -             -
                                                        ----------   ----------    -----------   ----------    ----------
      Net income                                        $    1.10    $    1.67     $     5.93    $     .98     $    3.89
                                                        ==========   ==========    ===========   ==========    ==========

Ashland Inc. and Consolidated Subsidiaries
CONSOLIDATED BALANCE SHEETS
September 30

(In millions)                                                              2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------
CURRENT ASSETS
Cash and cash equivalents                                            $      223    $      90    $     236    $      67    $     110
Accounts receivable                                                       1,135        1,056        1,165        1,211        1,188
Inventories                                                                 441          456          468          461          437
Deferred income taxes                                                       142          119          131          136          105
Current assets of discontinued operations held for sale                       -          211           64           99           61
Other current assets                                                        144          139          169          199          159
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          2,085        2,071        2,233        2,173        2,060
INVESTMENTS AND OTHER ASSETS
Investment in Marathon Ashland Petroleum LLC (MAP)                        2,448        2,350        2,387        2,295        2,172
Goodwill                                                                    523          510          517          525          216
Asbestos insurance receivable (noncurrent portion)                          399          171          162           46           50
Noncurrent assets of discontinued operations held for sale                    -            -          145          142          539
Other noncurrent assets                                                     340          329          369          341          258
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          3,710        3,360        3,580        3,349        3,235
PROPERTY, PLANT AND EQUIPMENT
Cost
      APAC                                                                1,322        1,358        1,290        1,219          990
      Ashland Distribution                                                  333          360          359          356          352
      Ashland Specialty Chemical                                            722          708          701          662          610
      Valvoline                                                             424          379          374          354          348
      Corporate                                                             158          115          121          114          191
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          2,959        2,920        2,845        2,705        2,491
Accumulated depreciation, depletion and amortization                     (1,748)      (1,629)      (1,530)      (1,403)      (1,311)
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          1,211        1,291        1,315        1,302        1,180
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                     $    7,006    $   6,722    $   7,128    $   6,824    $   6,475
                                                                     ===========   ==========   ==========   ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
Debt due within one year
      Commercial paper and short-term notes                          $        -    $      10    $       -    $     245    $     182
      Current portion of long-term debt                                     102          191           85           82           37
Trade and other payables                                                  1,371        1,256        1,399        1,309        1,112
Current liabilities of discontinued operations held for sale                  -           39           26           35           26
Income taxes                                                                 11           24           20           40           41
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          1,484        1,520        1,530        1,711        1,398
NONCURRENT LIABILITIES
Long-term debt (less current portion)                                     1,512        1,606        1,786        1,899        1,627
Employee benefit obligations                                                385          509          412          383          418
Deferred income taxes                                                       291          246          439          283          224
Reserves of captive insurance companies                                     168          166          173          179          175
Asbestos litigation reserve (noncurrent portion)                            560          152          162           44           57
Noncurrent liabilities of discontinued operations held for sale               -            -           13           11            5
Other long-term liabilities and deferred credits                            353          350          387          349          371
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          3,269        3,029        3,372        3,148        2,877
STOCKHOLDERS' EQUITY
Common stock                                                                 68           68           69           70           72
Paid-in capital                                                             350          338          363          388          464
Retained earnings                                                         1,961        1,961        1,920        1,579        1,710
Accumulated other comprehensive loss                                       (126)        (194)        (126)         (72)         (46)
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                          2,253        2,173        2,226        1,965        2,200
                                                                     -----------   ----------   ----------   ----------   ----------
                                                                     $    7,006    $   6,722    $   7,128    $   6,824    $   6,475
                                                                     ===========   ==========   ==========   ==========   ==========

Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED CASH FLOWS
Years Ended September 30

(In millions)                                                2003         2002           2001         2000          1999
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
Income from continuing operations                       $      94    $     115     $      390    $     272     $     283
Expense (income) not affecting cash
      Depreciation, depletion and amortization                204          208            240          227           219
      Deferred income taxes                                    49         (121)           151          107           101
      Equity income from affiliates                          (301)        (181)          (755)        (395)         (350)
      Distributions from equity affiliates                    203          201            664          282           339
      Other items                                               1            -              5          (19)           (2)
Change in operating assets and liabilities (1)                 (8)         (59)           119          (17)         (217)
                                                        ----------   ----------    -----------   ----------    ----------
                                                              242          163            814          457           373
CASH FLOWS FROM FINANCING
Proceeds from issuance of long-term debt                        -           55             52          988           150
Proceeds from issuance of common stock                          2           11             15            5             4
Repayment of long-term debt                                  (216)        (140)          (169)        (675)          (59)
Repurchase of common stock                                      -          (42)           (49)         (89)         (228)
Increase (decrease) in short-term debt                        (10)          10           (245)          63            98
Dividends paid                                                (75)         (76)           (76)         (78)          (81)
                                                        ----------   ----------    -----------   ----------    ----------
                                                             (299)        (182)          (472)         214          (116)
CASH FLOWS FROM INVESTMENT
Additions to property, plant and equipment                   (110)        (174)          (186)        (214)         (232)
Purchase of operations - net of cash acquired                  (5)         (15)           (91)        (590)          (67)
Proceeds from sale of operations                                7            -              9           50            24
Other - net                                                    11           27              9           70            97
                                                        ----------   ----------    -----------   ----------    ----------
                                                              (97)        (162)          (259)        (684)         (178)
                                                        ----------   ----------    -----------   ----------    ----------
CASH PROVIDED (USED) BY CONTINUING OPERATIONS                (154)        (181)            83          (13)           79
Cash provided (used) by discontinued operations               287           35             86          (30)           (3)
                                                        ----------   ----------    -----------   ----------    ----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              133         (146)           169          (43)           76
Cash and cash equivalents - beginning of year                  90          236             67          110            34
                                                        ----------   ----------    -----------   ----------    ----------
CASH AND CASH EQUIVALENTS - END OF YEAR                 $     223    $      90     $      236    $      67     $     110
                                                        ==========   ==========    ===========   ==========    ==========

DECREASE (INCREASE) IN OPERATING ASSETS (1)
Accounts receivable                                     $     (79)   $     110     $       70    $      69     $     (89)
Inventories                                                    15           12              5            1           (23)
Deferred income taxes                                          22           17              -          (28)            1
Other current assets                                           (5)          30             31          (29)          (21)
Investments and other assets                                    7           36           (168)         (80)          (50)
INCREASE (DECREASE) IN OPERATING LIABILITIES (1)
Trade and other payables                                      115         (132)            71          108           (76)
Income taxes                                                  (50)         (18)             4          (15)            2
Noncurrent liabilities                                        (33)        (114)           106          (43)           39
                                                        ----------   ----------    -----------   ----------    ----------
CHANGE IN OPERATING ASSETS AND LIABILITIES              $      (8)   $     (59)    $      119    $     (17)    $    (217)
                                                        ==========   ==========    ===========   ==========    ==========

(1)      Excludes changes resulting from operations acquired or sold.


Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2003         2002          2001         2000          1999
------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues
      APAC                                              $   2,400    $   2,652     $   2,624    $   2,504    $    1,678
      Ashland Distribution                                  2,804        2,535         2,849        3,214         2,925
      Ashland Specialty Chemical                            1,170        1,094         1,055        1,092         1,083
      Valvoline                                             1,235        1,152         1,092        1,077         1,059
      Intersegment sales (1)
        Ashland Distribution                                  (21)         (20)          (26)         (38)          (35)
        Ashland Specialty Chemical                            (69)         (63)          (64)         (76)          (82)
        Valvoline                                              (1)          (2)           (2)          (2)           (5)
                                                        ----------   ----------    ----------   ----------   -----------
                                                            7,518        7,348         7,528        7,771         6,623
Equity income
      APAC                                                      9            -             -            -             -
      Ashland Specialty Chemical                                7            4             5            4             5
      Valvoline                                                 -            1             1            2             1
      Refining and Marketing                                  285          176           749          389           344
                                                        ----------   ----------    ----------   ----------   -----------
                                                              301          181           755          395           350
Other income
      APAC                                                      -           12            13           21            12
      Ashland Distribution                                     19           17            15            9             6
      Ashland Specialty Chemical                               10            4             6           12             6
      Valvoline                                                 5            7             6            7             6
      Refining and Marketing                                    2            2             7            6             8
      Corporate                                                10            5             6            8            50
                                                        ----------   ----------    ----------   ----------   -----------
                                                               46           47            53           63            88
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   7,865    $   7,576     $   8,336    $   8,229    $    7,061
                                                        ==========   ==========    ==========   ==========   ===========
OPERATING INCOME
APAC                                                    $     (42)   $     122     $      55    $     140    $      107
Ashland Distribution                                           32            1            35           70            37 (2)
Ashland Specialty Chemical                                     31           70            38           69            94
Valvoline                                                      87           77            81           78            74
Refining and Marketing (3)                                    263          143           707          361           323 (4)
Corporate                                                    (105)         (92)          (85)         (73)          (24)(5)
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     266    $     321     $     831    $     645    $      611
                                                        ==========   ==========    ==========   ==========   ===========
DEPRECIATION, DEPLETION AND AMORTIZATION
APAC                                                    $     108    $     114     $     133    $     129    $       89
Ashland Distribution                                           19           21            27           23            44 (6)
Ashland Specialty Chemical                                     40           38            46           40            44
Valvoline                                                      26           24            23           22            26
Corporate                                                      11           11            11           13            16
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     204    $     208     $     240    $     227    $      219
                                                        ==========   ==========    ==========   ==========   ===========

(1)      Intersegment  sales are accounted  for at prices that  approximate market value.
(2) Includes a $21 million charge for asset impairment related to European plastics distribution operations.
(3) Includes Ashland's equity income from MAP, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.
(4) Includes a $10 million charge for severance and other costs related to the formation of MAP, and Ashland's $117 million share of income from adjustments to MAP's inventory market valuation reserve. The reserve reflects the excess of the LIFO cost of MAP's crude oil and refined product inventories over their net realizable values.
(5) Includes income of $43 million from environmental insurance recoveries.
(6) Includes a charge of $19 million to write down goodwill related to European plastics distribution operations.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2003         2002          2001         2000          1999
------------------------------------------------------------------------------------------------------------------------
ASSETS
APAC                                                    $   1,481    $   1,498     $   1,574    $   1,654    $      996
Ashland Distribution                                          856          884           961        1,047           917
Ashland Specialty Chemical                                    749          941           941          887           875
Valvoline                                                     667          611           642          573           561
Refining and Marketing                                      2,484        2,409         2,452        2,352         2,229
Corporate (1)                                                 769          379           558          311           897
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   7,006    $   6,722     $   7,128    $   6,824    $    6,475
                                                        ==========   ==========    ==========   ==========   ===========
CAPITAL EMPLOYED
APAC                                                    $   1,014    $   1,039     $   1,047    $   1,156    $      663
Ashland Distribution                                          418          459           470          574           527
Ashland Specialty Chemical                                    438          610           612          597           566
Valvoline                                                     399          343           389          333           346
Refining and Marketing                                      1,866        1,818         1,654        1,679         1,646
Corporate                                                    (268)        (289)          (75)        (148)          298
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   3,867    $   3,980     $   4,097    $   4,191    $    4,046
                                                        ==========   ==========    ==========   ==========   ===========
RETURN ON INVESTMENT (2)
APAC                                                         (2.4)%        7.3 %         2.5%         7.5%         12.6%
Ashland Distribution                                          4.3 %       (0.5)%         2.8%         7.2%          2.6%
Ashland Specialty Chemical                                    4.8 %        9.8 %         5.4%        10.1%         13.1%
Valvoline                                                    14.1 %       12.5 %        12.5%        12.2%         12.2%
Refining and Marketing                                        8.7 %        4.9 %        25.3%        13.2%         11.4%
Ashland Inc. consolidated                                     4.4 %        5.0 %        12.3%         9.6%         10.7%

ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
APAC                                                    $      47    $     107     $      92    $      98    $      104
Ashland Distribution                                            5           12            15           18            30
Ashland Specialty Chemical                                     34           27            38           64            54
Valvoline                                                      16           21            29           25            26
Corporate                                                       8            7            12            9            18
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     110    $     174     $     186    $     214    $      232
                                                        ==========   ==========    ==========   ==========   ===========

(1)      Includes cash, cash equivalents and other unallocated assets.
(2) Calculated as income from continuing operations before interest expense on debt (net of related tax benefits) divided by average quarterly capital employed (excluding capital employed in discontinued operations).

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

                                                                       2003         2002         2001          2000         1999
---------------------------------------------------------------------------------------------------------------------------------
OPERATING INFORMATION
APAC
      Construction backlog at September 30 (millions) (1)         $   1,745    $   1,691    $   1,629    $    1,397    $     948
      Hot-mix asphalt production (million tons)                        32.5         36.7         36.7          35.0         25.8
      Aggregate production (million tons)                              28.7         31.0         28.7          27.8         20.7
      Ready-mix concrete production (million cubic yards)               2.0          2.1          2.3           2.6          1.4
Ashland Distribution (2)
      Sales per shipping day (millions)                           $    11.1    $    10.1    $    11.2    $     12.8    $    11.6
      Gross profit as a percent of sales                               15.3%        16.1%        15.9%         15.2%        16.1%
Ashland Specialty Chemical (2)
      Sales per shipping day (millions)                           $     4.6    $     4.3    $     4.2    $      4.3    $     4.5
      Gross profit as a percent of sales                               33.7%        37.0%        34.1%         35.7%        35.5%
Valvoline
      Lubricant sales (million gallons)                               193.5        199.0        187.4         194.1        198.1
      Premium lubricants (percent of U.S. branded volumes)             18.5%        16.1%        11.7%         10.7%         8.2%
Refining and Marketing (3)
      Refinery runs (thousand barrels per day)
        Crude oil refined                                               900          930          912           892          898
        Other charge and blend stocks                                   133          151          139           141          136
      Refined product yields (thousand barrels per day)
        Gasoline                                                        554          594          560           559          566
        Distillates                                                     278          293          279           272          266
        Asphalt                                                          71           73           75            73           70
        Other                                                           131          127          136           131          132
                                                                  ----------   ----------   ----------   -----------   ----------
        Total                                                         1,034        1,087        1,050         1,035        1,034
      Refined product sales (thousand barrels per day) (4)            1,345        1,321        1,302         1,309        1,231
      Refining and wholesale marketing margin (per barrel) (5)    $    2.59    $    1.82    $    5.17    $     2.63    $    1.57
      Speedway SuperAmerica (SSA)
        Retail outlets at September 30                                1,791        2,063        2,145         2,288        2,178
        Gasoline and distillate sales (million gallons)               3,423        3,622        3,587         3,742        3,604
        Gross margin - gasoline and distillates (per gallon)      $   .1191    $   .1040    $   .1218    $    .1284    $   .1346
        Merchandise sales (millions)                              $   2,281    $   2,381    $   2,186    $    2,143    $   1,857
        Merchandise margin (as a percent of sales)                     24.5%        24.2%        23.3%         24.5%        26.2%

---------------------------------------------------------------------------------------------------------------------------------

(1) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(2) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses, and depreciation and amortization relative to manufacturing assets.
(3) Amounts represent 100% of MAP's operations, in which Ashland owns a 38% interest.
(4) Total average daily volume of all refined product sales to MAP's wholesale, branded and retail (SSA) customers.
(5) Sales revenue less cost of refinery inputs, purchased products and manufacturing expenses, including depreciation.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2003         2002          2001         2000          1999
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Ashland Distribution                                    $     152    $     125     $     126    $     156    $      180
Ashland Specialty Chemical                                    352          319           295          226           210
Valvoline                                                     121          101            92           94           105
                                                        ----------   ----------    ----------   ----------   -----------
                                                              625          545           513          476           495
INTERNATIONAL LIABILITIES
Ashland Distribution                                           59           49            50           52            63
Ashland Specialty Chemical                                    104           99            99           69            68
Valvoline                                                      45           37            36           31            38
                                                        ----------   ----------    ----------   ----------   -----------
                                                              208          185           185          152           169
NET INTERNATIONAL INVESTMENT
Ashland Distribution                                           93           76            76          104           117
Ashland Specialty Chemical                                    248          220           196          157           142
Valvoline                                                      76           64            56           63            67
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     417    $     360     $     328    $     324    $      326
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (1)
Ashland Distribution                                    $       8    $       6     $      12    $      13    $      (20)(2)
Ashland Specialty Chemical                                     54           54            48           34            42
Valvoline                                                      16            9             2            8             6
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $      78    $      69     $      62    $      55    $       28
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES
Ashland Distribution                                    $     432    $     360     $     417    $     496    $      498
Ashland Specialty Chemical                                    485          418           371          373           334
Valvoline                                                     208          177           168          180           182
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,125    $     955     $     956    $   1,049    $    1,014
                                                        ==========   ==========    ==========   ==========   ===========

(1) Amounts represent income (loss) recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.
(2) Includes a $21 million charge for asset impairment related to European plastics distribution operations.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2003         2002          2001         2000          1999
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Europe                                                  $     368    $     325     $     295    $     237    $      270
Canada                                                        141          124           126          143           140
Asia                                                           47           40            38           32            26
Australia and New Zealand                                      43           34            27           31            36
Other                                                          26           22            27           33            23
                                                        ----------   ----------    ----------   ----------   -----------
                                                              625          545           513          476           495
INTERNATIONAL LIABILITIES
Europe                                                        137          129           119           89           113
Canada                                                         40           32            42           38            39
Asia                                                           11            8             8            5             5
Australia and New Zealand                                      11           10             9           13            11
Other                                                           9            6             7            7             1
                                                        ----------   ----------    ----------   ----------   -----------
                                                              208          185           185          152           169
NET INTERNATIONAL INVESTMENT
Europe                                                        231          196           176          148           157
Canada                                                        101           92            84          105           101
Asia                                                           36           32            30           27            21
Australia and New Zealand                                      32           24            18           18            25
Other                                                          17           16            20           26            22
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     417    $     360     $     328    $     324    $      326
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (1)
Europe                                                  $      23    $      30     $      25    $      19    $       (7)(2)
Canada                                                         25           25            26           24            23
Asia                                                           14           11            10            9             7
Australia and New Zealand                                       8            3             1            1             4
Other                                                           8            -             -            2             1
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $      78    $      69     $      62    $      55    $       28
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES
Europe                                                  $     618    $     510     $     475    $     527    $      530
Canada                                                        292          265           288          321           283
Asia                                                           76           63            55           50            41
Australia and New Zealand                                      75           61            61           68            82
Other                                                          64           56            77           83            78
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,125    $     955     $     956    $   1,049    $    1,014
                                                        ==========   ==========    ==========   ==========   ===========

(1) Amounts represent income (loss) recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect any allocation of expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.
(2) Includes a $21 million charge for asset impairment related to European plastics distribution operations.




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